Acquisition of Aerojet Rocketdyne Webcast login at: www.lockheedmartin.com/investor Webcast replay & podcast available by 11:30 a.m. EST December 21, 2020 at: www.lockheedmartin.com/investor Audio replay available from 11:30 a.m. EST December 21, 2020 through midnight December 22, 2020 Access the audio replay at: U.S. and Canada: (866) 207-1041; International: (402) 970-0847 Replay confirmation code: 5495907 Conference Call Monday, December 21, 2020 8:30 am EST Lockheed Martin Corporation

Forward-Looking Statements December 21, 2020Chart 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin’s current expectations and assumptions, including, among other things, statements regarding the proposed acquisition of Aerojet Rocketdyne Holdings, Inc. (“Aerojet”) by Lockheed Martin Corporation (the “Corporation”) and the expected benefits of the proposed acquisition, including expected synergies and costs savings and the potential for growth and expanded capabilities and customer relationships as a result of the proposed acquisition; the anticipated timing of the proposed acquisition and financing of the proposed acquisition; payment of Aerojet’s special dividend; the future performance of the Corporation or Aerojet’s business if the proposed acquisition is completed; and future and estimated results of operations and cash flows of the Corporation. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. There can be no assurance that any transaction or future events will occur as anticipated, if at all, or that actual results will be as expected. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as: the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the acquisition, the possibility that Aerojet stockholders may not approve the proposed acquisition; the failure to consummate or a delay in consummating the proposed acquisition for other reasons; the failure by the Corporation to obtain any necessary financing on favorable terms or at all; the Corporation’s or Aerojet’s business being disrupted due to transaction-related uncertainty; the failure to successfully and timely integrate Aerojet and realize the expected synergies, cost savings and other benefits of the acquisition; the risk of litigation relating to the proposed acquisition; competitive responses to the proposed acquisition; unexpected liabilities, costs, charges or expenses resulting from the acquisition; and potential adverse reactions or changes to business relationships from the announcement or completion of the acquisition. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the Corporation’s filings with the U.S. Securities and Exchange Commission (“SEC”) including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2019 and subsequent quarterly reports on Form 10-Q. The Corporation’s filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov. Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this presentation to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this presentation are intended to be subject to the safe harbor protection provided by the federal securities laws.

Strong Start to 2015 Strategic Highlights • Signed Definitive Agreement to Acquire Aerojet Rocketdyne – Transaction Value of $51 per share after Special Dividend • ~ $4.4 Billion Transaction Value – Funded with a Blend of Debt and Cash on Hand • Integrating Value Chain • Reinvesting in our Business • Subject to Standard Regulatory & Stockholder Approvals December 21, 2020Chart 3 Complementary Portfolio to Support Long-Term Growth

Strong Start to 2015 Transaction Value Walkdown December 21, 2020Chart 4 $ Million Consideration to Equity Holders @ $51/share* ~ $4,585 Projected Debt Payoff (term loan) ~ 315 Projected Cash Balance ~ (500) Projected Transaction Value ~ $4,400 *Consideration to Equity Holders Assumptions: • $51 per-share value reflects the revocable special dividend payment of $5 per-share declared by the Aerojet Board of Directors • Share count of ~90M shares includes ~11.5M shares associated with converting $300M of Convertible Senior Notes into equity

Strong Start to 2015 • Transaction Value of ~$4.4 Billion Equates to ~14.3x 2021 EV / EBITDA* Multiple • Attractive Financing Options Available • Substantial Cash Balance Continues to Support Cash Deployment Strategy Transaction Overview December 21, 2020Chart 5 Strength of Balance Sheet Enabling Strategic Opportunity * Earnings Before Interest, Taxes, Depreciation & Amortization. Represents Consensus Values

Strong Start to 2015 • Complementary Portfolios to Drive Long-Term Growth • Strengthening Core Capabilities • Shared Culture of Innovation Summary December 21, 2020Chart 6 Value-Creation for Customers and All Other Stakeholders